                                                                      EXHIBIT 32


                CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350,
      AS ADOPTED PURSUANT TO Section 906 OF THE SARBANES-OXLEY ACT OF 2002

    The undersigned certify pursuant to 18 U.S.C. Section 1350, that:


1. The accompanying Annual Report on Form 10-K for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                   RTW, INC.

Dated: March 28, 2004              By  /s/ Jeffrey B. Murphy
                                       -----------------------------------------
                                       Jeffrey B. Murphy
                                       President and Chief Executive Officer
                                       (Principal Executive Officer)



Dated: March 28, 2004              By  /s/  Alfred L. LaTendresse
                                       -----------------------------------------
                                       Alfred L. LaTendresse
                                       Executive Vice President, Chief Financial
                                       Officer, Treasurer and Secretary
                                       (Principal Financial and Accounting
                                       Officer)